as of May 1, 1994



Cooperatieve Centrale Raiffeisen-
  Boerenleenbank B.A., "Rabobank
  Nederland", New York Branch, as Agent
245 Park Avenue
New York, New York 10167


          Re: First Amendment to Credit Agreement and First Amendment to Security Agreement dated as of March 1, 1994 of The Smithfield Packing Company, Incorporated (the Packing Security Agreement)



Ladies and Gentlemen:

          Reference is made to that certain Second Amended, Restated and Continued Revolving Credit Agreement dated as of March 1, 1994 (the Credit Agreement) among Gwaltney of Smithfield, Ltd., Carolina Food Processors, Inc. (Carolina), Patrick Cudahy Incorporated, Esskay, Inc., Brown's of Carolina, Inc. and the undersigned (Packing) and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as Agent and the banks a party thereto.

          Because certain business benefits can be derived by merging Carolina, Kinston Ham Products, Inc. and Smithfield-Wilson, Inc. with and into Packing, the undersigned hereby requests that Carolina be permitted to merge into Packing, whereby Packing would assume all of Carolina's obligations and liabilities under the Credit Agreement and related documents, all as more particularly described in the Assumption Agreement delivered in connection herewith. Immediately upon the effectiveness of this First Amendment, all rights (including without limitation any right to borrow) of Carolina under the Credit Agreement and the other Loan Documents shall be automatically, without any further action, terminated.


                     A.  Amendments to Credit Agreement

          The Credit Agreement is hereby amended as follows:

                 (a) Schedule 4.01(e) is amended and restated in its entirety by substituting in lieu thereof the revised Schedule 4.01(e) attached hereto as Exhibit A; and

                 (b) Any reference to Carolina Food Processors, Inc. shall mean and be deemed to be a reference to The Smithfield Packing Company, Incorporated.


                     B.  Amendment to Packing Security Agreement

          The Packing Security Agreement is hereby amended and restated in its entirety by substituting in lieu thereof the revised Schedule attached hereto as Exhibit B.


                     C.  Conditions Precedent

          This First Amendment shall become effective upon receipt by the Agent of a fully executed copy of this letter and each of the following:

                 (1) a Certificate of Merger evidencing the consummation of the merger described above;

                 (2) a duly executed Assumption Agreement, in substantially the form of Exhibit C hereto, of Packing evidencing the assumption by Packing of the obligations of Carolina under the Assumed Loan Documents (as defined therein);

                 (3) a duly executed Reaffirmation and Consent of Guarantor, in substantially the form of Exhibit D hereto;

                 (4)     duly executed UCC financing statements; and

                 (5) evidence of the payment of any and all costs and expenses incurred by the Agent and/or the Banks (including but not limited to the fees, costs and expenses of counsel thereto).


                     D.  Miscellaneous

          Each Borrower hereby confirms and agrees that after giving effect to this First Amendment that it shall be jointly and severally liable for any and all Advances made under the Credit Agreement, irrespective of which Borrower shall request such Advance or receive such Advance.

          Each of the Borrowers and the Guarantor hereby represents and warrants that after giving effect to the transactions contemplated by this First Amendment, no Event of Default or event which with notice or the passage of time or both would constitute an Event of Default has occurred and is continuing.

          Upon the effectiveness of this First Amendment, each reference to the Credit Agreement or the Packing Security Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement or the Packing Security Agreement, as the case may be, in each case as amended by this First Amendment, and as the same may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions thereof. Any reference to the term Loan Documents shall mean and include the Credit Agreement and the Packing Security Agreement as so amended or further amended, supplemented, restated or otherwise modified.

          This First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

          Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Packing Security Agreement and all other Loan Documents shall remain in full force and effect. This First Amendment and the documents and instruments executed in connection herewith and the transactions contemplated hereby are not intended to be, and shall not be construed to be, a novation.

          This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

          The Borrowers and the Guarantor hereby agree to reimburse the Agent and the Banks upon demand for all costs and expenses (including attorneys' fees) incurred in the preparation, negotiation and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith.

                           [Signatures on Next Page.]

          All terms defined in the Credit Agreement which are used herein shall have the meanings defined in the Credit Agreement, unless specifically defined otherwise herein.


                                         THE SMITHFIELD PACKING
                                            COMPANY, INCORPORATED



                                         By:_________________________________
                                             Name:
                                             Title:


Agreed and Acknowledged this
_______ day of April, 1994.

GWALTNEY OF SMITHFIELD, LTD.


By:_________________________________
    Name:
    Title:


CAROLINA FOOD PROCESSORS, INC.


By:_________________________________
    Name:
    Title:


PATRICK CUDAHY INCORPORATED


By:_________________________________
    Name:
    Title:

                      [Signatures Continued on Next Page.]


ESSKAY, INC.


By:_________________________________
    Name:
    Title:


BROWN'S OF CAROLINA, INC.


By:_________________________________
    Name:
    Title:


COOPERATIEVE CENTRALE
   RAIFFEISEN-BOERENLEENBANK
   B.A., "RABOBANK NEDERLAND",
   NEW YORK BRANCH,
   individually and as Agent


By:_________________________________
    Name:
    Title:


By:_________________________________
    Name:
    Title:


NATIONSBANK OF VIRGINIA, N.A.


By:_________________________________
    Name:
    Title:

                          EXHIBIT A TO FIRST AMENDMENT

                                Schedule 4.01(e)

                                     PART I

                         Bank Accounts with NationsBank


Name                                  Account Number  Purpose
Smithfield Packing Co., Inc.
(formerly Carolina Food Processors)    1062 5954      Concentration
Gwaltney of Smithfield, Ltd.           0237 4501      Concentration
Gwaltney of Smithfield, Ltd.           0229 5415      Richmond Lockbox
Gwaltney of Smithfield, Ltd.           1057 4717      Valleydale Payroll
Gwaltney of Smithfield, Ltd.           1062 3260      Valleydale Cont. Fund
Schulderberg Kurdle Co. (Esskay)       1042 1446      Concentration
Smithfield Foods, Inc.                 229 2971       Healthcare
Smithfield Packing Co., Inc.           0237 5788      Concentration
Smithfield Packing Co., Inc.           0229 5334      Richmond Lockbox
Smithfield Packing Co., Inc.           114 90711      Kinston Contingency
Smithfield Packing Co., Inc.           114 90088      Hourly Payroll
Smithfield Packing Co., Inc.           114 90041      Salaried Payroll

                                    PART II


                             Smithfield Foods, Inc.


Bank of Isle of Wight                                   Main Account
P.O. Box 429                                            10 10187712
Smithfield, VA  23430

Bank of Isle of Wight                                   Payroll
P.O. Box 429                                            10 10741712
Smithfield, VA  23430

First Union National Bank of Virginia                   Executive Payroll
115 Main Street                                         73 55247527
Smithfield, VA  23430

NationsBank of Virginia, N.A.                           Healthcare
8300 Greensboro Drive, Suite 300                        02292971
McLean, VA  22102-3604


                              Brown's of Carolina

United Carolina Bank                                    Operating
P.O. Box 38                                             049-226-358-2
Kenansville, NC  28349

United Carolina Bank                                    Payroll
P.O. Box 38                                             049-226-359-0
Kenansville, NC  28349

United Carolina Bank                                    Control Disbursement
P.O. Box 38                                             049-226-362-0
Kenansville, NC  28349

                                  Esskay, Inc.

NationsBank of Virginia, N.A.                           1042 1446
8300 Greensboro Drive, Suite 300
McLean, VA  22102-3604
Att:  Robert Sharpe, III

Signet Bank                                             Contingency Fund
P.O. Box 1077                                           235-30264
Baltimore, MD  21203

Maryland National Bank                                  Payroll
6100 Executive Blvd., Suite 500                         0602516
Rockville, MD  20852
Att:  Cindy Plunkett

Bank of Isle of Wight                                   Gen. Disbursements
P.O. Box 429                                            1 011 334 412
Smithfield, VA  23430
Att:  Tracy Nelms

                          Gwaltney of Smithfield, Ltd.

NationsBank of Virginia, N.A.                           Concentration Account
8300 Greensboro Drive, Suite 300                        0237-4501
McLean, VA  22102-3604
Att:  Robert Sharpe, III

First National Bank of Randolph County                  Hancock
P.O Box 1328                                            02-26041
Asheboro, NC  27204

NationsBank of Virginia, N.A.                           Richmond Lockbox
8300 Greensboro Drive, Suite 300                        0229-5415
McLean, VA  22102-3604
Att:  Robert Sharpe, III

Bank of Isle of Wight                                   Salaried Payroll
P.O. Box 429                                            DA 1010957612
Smithfield, VA  23430
Att:  Tracy Nelms

Bank of Isle of Wight                                   Hourly Payroll
P.O. Box 429                                            DA 1010953312
Smithfield, VA  23430
Att:  Tracy Nelms

Bank of Isle of Wight                                   General Disbursements
P.O. Box 429                                            1011 344 1 12
Smithfield, VA  23430
Att:  Tracy Nelms

Bank of Isle of Wight                                   Livestock Disbursements
P.O. Box 429                                            1011 316 8 12
Smithfield, VA  23430
Att:  Tracy Nelms

Banco Popular De Puerto Rico                            40-00038-9
P.O. Box 2708, FPO
San Juan, PR  00936

Southern Trust Bank of Georgia, N.A.                    0-15-469-5
P.O. Box 1234
Atlanta, GA  30371-9802

North Carolina National Bank of Florida                 4007141301
P.O. Box 25900
Tampa, FL  33630

First Pennsylvania Bank, N.A.                           431-293-0
P.O. Box 7558
Philadelphia, PA  19101

Fleet Bank of New York                                  350623
10 Fountain Plaza
Buffalo, NY  14202

Mellon Bank                                             004-4126
Mellon Bank Center
Pittsburgh, PA  15259

NationsBank of Maryland, N.A.                           84-0406-9
8300 Greensboro Drive, Suite 300
McLean, VA  22102-3604
Att:  Robert Sharpe, III

Security Pacific Bank                                   412 715698 29
101 North First Avenue
Phoenix, AZ  85003
Att:  Ms. Karen Roy

Crestar                                                 Lockbox
P.O. Box 26150                                          205160190
Richmond, VA  23260

NationsBank of Maryland, N.A.                           Maryland Lockbox
8300 Greensboro Drive, Suite 300                        85-00042
McLean, VA  22102-3604
Att:  Robert Sharpe, III

Citizens First National of New Jersey                   211-1125-1
85 Jefferson Avenue
Westwood, NJ  07675

NationsBank of North Carolina, N.A.                     Charlotte Lockbox
8300 Greensboro Drive, Suite 300                        000280123
McLean, VA  22102-3604
Att:  Robert Sharpe, III

NationsBank of Virginia, N.A.                           Valleydale Payroll
8300 Greensboro Drive, Suite 300                        1057 4717
McLean, VA  22102-3604
Att:  Robert Sharpe, III

NationsBank of Virginia, N.A.                           Valleydale
8300 Greensboro Drive, Suite 300                        Contingency Fund
McLean, VA  22102-3604                                  1062 3260
Att:  Robert Sharpe, III


                        Smithfield Packing Company, Inc.

NationsBank of Virginia, N.A.                           Concentration Account
8300 Greensboro Drive, Suite 300                        0237-5788
McLean, VA  22102-3604
Att:  Robert Sharpe, III

NationsBank of Virginia, N.A.                           Richmond Lockbox
8300 Greensboro Drive, Suite 300                        0-229-5334
McLean, VA  22102-3604
Att:  Robert Sharpe, III

NationsBank of Virginia, N.A.                           Kinston Contingency
8300 Greensboro Drive, Suite 300                        114-9071-1
McLean, VA  22102-3604
Att:  Robert Sharpe, III

Maryland National Bank                                  Landover Contingency
6100 Executive Blvd., Suite 500                         535256630
Rockville, MD  20852
Att:  Cindy Plunkett

Maryland National Bank                                  Landover Payroll
6100 Executive Blvd., Suite 500                         535256879
Rockville, MD  20852
Att:  Cindy Plunkett

Bank of Isle of Wight                                   General Disbursements
P.O. Box 429                                            1011-343-312
Smithfield, VA   23430
Att:  Tracy Nelms

Bank of Isle of Wight                                   Livestock Disbursements
P.O. Box 429                                            1011-341-712
Smithfield, VA   23430
Att:  Tracy Nelms

NationsBank of Virginia, N.A.                           Hourly Payroll - Weekly
8300 Greensboro Drive, Suite 300                        114-9006-8
McLean, VA  22102-3604
Att:  Robert Sharpe, III

NationsBank of Virginia, N.A.                           Salaried Payroll
8300 Greensboro Drive, Suite 300                        114-9004-1
McLean, VA  22102-3604
Att:  Robert Sharpe, III

Centura Bank                                            185-085-7
P.O. Box 6057
Rocky Mount, NC  27802-6057

Citi Bank                                               0-100613-018
GPO 4106
San Juan, PR  00936

Trust Company Bank                                      8800942479
P.O. Box 4418
Atlanta, GA  30302

Society Bank of Eastern Ohio, N.A.                      881-2245-8
P.O. Box 500
Canton, OH  44701

Pittsburgh National Bank                                1983029
700 Buelah Road
Turtle Creek, PA  15145

First National Bank & Trust Company                     1323591
P.O. Box 158
Newton, PA  18940

Jupiter Tequesta National Bank                          002 10020-9
250 Tequesta Drive
Tequesta, FL  33469

NationsBank of Maryland, N.A.                           84-0405-0
8300 Greensboro Drive, Suite 300                        Maryland Lockbox
McLean, VA  22102-3604
Att:  Robert Sharpe, III

United Jersey Bank                                      160000424
P.O. Box 130
Hackensack, NJ  07602

Manufacturers & Traders Trust                           01-069238-2
P.O. Box 767
Buffalo, NY  14240-0767

First Seminole Bank                                     132 1 1350 00
100647-2
531 Westlake Mary Blvd.
Lake Mary, FL  32795-1629

U.S. Bank - Oregon                                      0099 0006 249
P.O. Box 4412
Portland, OR  97208-4412

NationsBank of North Carolina, N.A.                     Charlotte Lockbox
8300 Greensboro Drive, Suite 300                        000280115
McLean, VA  22102-3604
Att:  Robert Sharpe, III

United Carolina Bank                                    Hourly Payroll
Hwy 87                                                  001 2301000443
Tar Heel, NC  28392

*United Carolina Bank                                   Salaried Payroll
Hwy 87
Tar Heel, NC  28392

*NationsBank of Virginia, N.A.                          Main Account
8300 Greensboro Drive, Suite 300                        1062 5954
McLean, VA  22102-3604
Att:  Robert Sharpe, III

*United Carolina Bank                                   Contingency Fund
Hwy 87                                                  230-100-035-4
Tar Heel, NC  28392

*Bank of Isle of Wight                                  General Disbursements
P.O. Box 429                                            1011519312
Smithfield, VA  23430
Att:  Tracy Nelms

*United Carolina Bank                                   Livestock Disbursements
Hwy 87                                                  230-100-043-5
Tar Heel, NC  28392

- - ---------------
Formerly Carolina Food Processors, Inc.

                        EXHIBIT B TO SECURITY AGREEMENT

                         SCHEDULE TO SECURITY AGREEMENT

                               SMITHFIELD PACKING


Plants:

          Smithfield, VA
          Norfolk, VA
          Suffolk, VA
          Landover, MD
          Bladen County, NC
          Kinston, NC
          Wilson, NC

Storage:

                                                        Jurisdiction

American Warehouse                                      Scott County
201 First Avenue, South
Forest, MS  39074

Americold                                               Hillsborough County
1601 N. 50th Street
Tampa, FL  33619

Burris Refrigerated                                     Caroline County
Rt. 313 North
Federalsburg, MD  21632

Burris Refrigerated                                     No County
1229 Fleetway Drive
Chesapeake, VA  23323

Burris Refrigerated                                     Sumter County
1900 Corporate Way
Sumter, SC  29154

Carolina Frozen Distributors                            Mecklenburg County
5119 Hovis Road
Charlotte, NC  28208

Carolina Cold Storage                                   Bladen County
P. O. Box 268
Hwy 87 North
Tar Heel, NC  28392

Collins Cold Storage                                    Dillon County
1305 East Main Street
Dillon, SC  29536

Camden Yards                                            Harford County
504 Perryman Road
Aberdeen, MD  21130

Collin's                                                Florence County
200 North Harrell
Florence, SC  29501

Camden Yards #3
Baltimore, MD

Camden Yards Cold Storage                               Baltimore City
1300 South Monroe Street
Baltimore, MD  21213

D.A. Ford Cold Storage                                  Stanley County
Hwy 49 South
Richfield, NC  28137

Industrial Cold Storage                                 Duval County
1814 Industrial Blvd.
Jacksonville, FL  32203

Merchant's                                              Howard County
7950 Oceana Avenue
Jessup, MD  20794

Merchant's Terminal                                     Prince George County
1811 Cabin Branch Drive
Landover, MD  20785

Modern Cold Storage                                     Pitt County
20 Ashmore Branch Road
Piedmont, SC  29673

Modern Cold Storage                                     Pitt County
Industrial Drive
Greenville, SC  29606

Modern Cold Storage                                     Union County
U.S. 74 114 Cuddy Drive
Marshville, NC  28103

Nordic Cold Storage                                     Wake County
915 Withers Road
Raleigh, NC  27603

Nordic Cold Storage                                     Spartenburg County
1996 East Poinsetta Street
Greer, SC  29651

Nordic Cold Storage                                     Mecklenburg County
5610 David Cox Road
Charlotte, NC  29213

Nordic Cold Storage                                     Robinson County
Rt. 4 Box 849
Lumberton, NC  28358

Nordic Cold Storage                                     Wilson County
2317 Wilco Blvd.
Wilson, NC  27893

Nordic Cold Storage                                     Harnett County
301 South & Dennings Road
Benson, NC  27504

RCS East Airport Division                               Hanover County
5501 Corregated Road
Sandston, VA  23150

RCS Smithfield                                          Isle of Wight County
10070 Old Stage Hwy
Smithfield, VA  23430

Richmond Cold Storage                                   Henrico County
18th and Marshall St.
Richmond, VA  23202

Ruger's Ice
Cobbs Creek, VA

Safeway Freezer Storage                                 Cumberland County
97 North Mill Road
P. O. Box 579
Vineland, New Jersey  08360

Southern Cold Storage                                   Henrico County
2900 Cofer Road
Richmond, VA  23224

Southern Cold Storage                                   Duplin County
P. O. Box 877 Country Road
Wallace, NC  28466

Southern Cold Storage
Sumter, SC  29150

Tidewater Warehouse Services                            No County
3800 Cooke Avenue
Chesapeake, VA  23323

U.S. Cold Storage                                       Robinson County
P.O. Box 1469
Lumberton, NC  28359

United Cold Storage                                     City of Norfolk
Princess Anne Road
Norfolk, VA  23502

United Refrigerated                                     Richland County
2339 Shop Road
Columbia, SC  29201

United Refrigerated Service
Mecklenburg County
700 West 9th Street
Charlotte, NC  28201

United Refrigerated Services                            Mecklenburg County
100 Exchange Street
Charlotte, NC  28201

United States Cold Storage                              Webb County
P. O. Box 1903
Laredo, TX  78044-1903

                          EXHIBIT C TO FIRST AMENDMENT

                              ASSUMPTION AGREEMENT


          THIS ASSUMPTION AGREEMENT dated as of May __, 1994 by and among CAROLINA FOOD PROCESSORS, INC. (Carolina), THE SMITHFIELD PACKING COMPANY INCORPORATED (Packing), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as agent under the Credit Agreement, as defined below (the Agent) and the banks a party to the Credit Agreement (each a Bank and collectively, the Banks).


                              W I T N E S S E T H:

          WHEREAS, Carolina, Packing, Gwaltney of Smithfield, Ltd., Patrick Cudahy Incorporated, Esskay, Inc. and Brown's of Carolina (collectively, the Borrowers), the Agent and the Banks entered into that certain Second Amended, Restated and Continued Revolving Credit Agreement dated as of March 1, 1994 (as amended on the date hereof and as it may be amended, modified, supplemented or restated from time to time, the Credit Agreement);

          WHEREAS, Smithfield Foods, Inc. (the Guarantor) guaranteed repayment of the obligations of the Borrowers to the Banks owing under and in connection with the Credit Agreement pursuant to that certain Second Amended, Restated and Continued Guaranty dated as of March 1, 1994 (the Guaranty) executed by the Guarantor in favor of the Agent on behalf of the Banks;

          WHEREAS, Carolina, Kinston Ham Products, Inc. and Smithfield-Wilson, Inc. intend to merge with and into Packing;

          WHEREAS, the parties hereto desire to enter into this Agreement to evidence the assumption by Packing of all of the obligations owing by Carolina to the Agent and the Banks under the Credit Agreement and each of the other Assumed Loan Documents (as defined below) and for the other purposes set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          SECTION 1. Assumption of Obligations Packing hereby agrees that it is bound by, assumes all obligations and liabilities under, and agrees to perform and discharge all of, the obligations of Carolina including, without limitation, the respective obligations and liabilities of Carolina owing under and in connection with, each of the following to which Carolina is a party: (i) the Credit Agreement, (ii) the documents, instruments and agreements described in Schedule 1 attached hereto, and (iii) any and all other documents, instruments and agreements executed by Carolina in connection with any of the items referred to in clauses (i) and (ii) (all of the foregoing collectively referred to as the Assumed Loan Documents).

          SECTION 2. Consent to Assumption of Indebtedness Each of the Agent and the Banks hereby acknowledges and consents to the assignment to and assumption by Packing of the obligations and liabilities of Carolina under and in connection with the Credit Agreement and each of the other Assumed Loan Documents. Each Borrower and the Guarantor hereby acknowledge and consent to the assignment and assumption by Packing of the obligations and liabilities of Carolina under and in connection with the Credit Agreement and each Credit Document.

          SECTION 3. Indemnification Each of the Borrowers and the Guarantor hereby agrees to indemnify, defend and hold harmless the Agent and the Banks from and against any suits, proceedings, demands, judgments, claims, damages, expenses and costs, including without limitation, interests, penalties and legal counsel fees (collectively, Indemnified Claims) asserted against, relating to, imposed on or suffered or incurred by the Agent and/or the Banks by reason of or resulting from this Agreement or the assumption by Packing of the obligations and liabilities of Carolina under the Assumed Loan Documents or arising in connection with the transactions generally contemplated hereby.

          SECTION 4. Governing Law THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 5. Successors and Assigns This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of each party hereto.

          SECTION 6. Amendments No amendment or waiver of any provision hereof shall in any event be effective unless the same shall be in writing and signed by the parties hereto and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7. Counterparts This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

          SECTION 8. Definitions Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural.


                           [Signatures on Next Page.]

          IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed under seal by their respective authorized officers, as of the date first above written.

                                         COOPERATIEVE CENTRALE
                                            RAIFFEISEN- BOERENLEENBANK,
                                            B.A., "RABOBANK NEDERLAND",
                                            NEW YORK BRANCH, individually
                                            and as Agent



                                         By:_______________________________

                                         Title:__________________________



                                         By:_______________________________

                                         Title:__________________________


                                         NATIONSBANK OF VIRGINIA, N.A.



                                         By:_______________________________

                                         Title:__________________________


                                         CAROLINA FOOD PROCESSORS,
                                            INC.



                                         By:_______________________________

                                         Title:__________________________

                                         THE SMITHFIELD PACKING
                                            COMPANY INCORPORATED



                                         By:_______________________________

                                         Title:__________________________

                      [Signatures Continued on Next Page.]

Agreed and Consented to
this ____ day of April, 1994:


GWALTNEY OF SMITHFIELD, LTD.


By:_______________________________
    Title:__________________________


PATRICK CUDAHY INCORPORATED


By:_______________________________
    Title:__________________________


ESSKAY, INC.


By:_______________________________
    Title:__________________________


BROWN'S OF CAROLINA


By:_______________________________
    Title:__________________________


SMITHFIELD FOODS, INC.


By:_______________________________
    Title:__________________________

                                 SCHEDULE I TO
                              ASSUMPTION AGREEMENT


1. Promissory Note executed by Carolina in favor of Rabobank Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., "Rabobank Nederland", New York Branch in the original principal amount of $75,000,000.

2. Promissory Note executed by Carolina in favor of NationsBank of Virginia, N.A. in the original principal amount of $35,000,000.

3. Security Agreement dated as of March 1, 1994 executed by Carolina in favor of the Agent.


                          EXHIBIT D TO FIRST AMENDMENT

                       FORM OF REAFFIRMATION AND CONSENT


          THIS REAFFIRMATION AND CONSENT dated as of May __, 1994, executed and delivered by SMITHFIELD FOODS, INC. (the Guarantor) in favor of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as Agent (the Agent) under the Credit Agreement (as defined below).

          WHEREAS, Carolina Food Processors, Inc. (Carolina), The Smithfield Packing Company, Incorporated (Packing), Gwaltney of Smithfield, Ltd., Patrick Cudahy Incorporated, Esskay, Inc. and Brown's of Carolina (collectively, the Borrowers), the Agent and the banks a party thereto entered into that certain Second Amended, Restated and Continued Revolving Credit Agreement dated as of March 1, 1994 (as amended on the date hereof and as it may be amended, modified, supplemented or restated from time to time, the Credit Agreement);

          WHEREAS, Smithfield Foods, Inc. (the Guarantor) guaranteed repayment of the obligations of the Borrowers to the Banks owing under and in connection with the Credit Agreement pursuant to that certain Second Amended, Restated and Continued Guaranty dated as of March 1, 1994 (the Guaranty) executed by the Guarantor in favor of the Agent on behalf of the Banks;

          WHEREAS, Carolina, Kinston Ham Products, Inc. and Smithfield-Wilson, Inc. intend to merge with and into Packing as requested in that certain First Amendment dated as of the date hereof to the Credit Agreement (the First Amendment);

          WHEREAS, the Guarantor has reviewed the First Amendment; and

          WHEREAS, it is a condition precedent to the effectiveness of the First Amendment that the Guarantor execute and deliver this Reaffirmation and Consent.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the Guarantor hereby acknowledges, the Guarantor hereby agrees as follows:

          SECTION 1. Reaffirmation and Consent The Guarantor hereby consents to the transactions contemplated by the First Amendment and reaffirms its continuing obligations to the Agent and the Banks under the Guaranty and agrees that neither the transactions contemplated by the First Amendment, nor any future amendments or arrangements whatsoever relating to the Credit Agreement, any of the other Loan Documents, or any collateral thereunder, shall in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of the Guarantor thereunder.

          SECTION 2. References The Guarantor agrees that each reference to the Credit Agreement or the Packing Security Agreement (as defined in the First Amendment) in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement or the Packing Security Agreement, as the case may be, in each case as amended by the First Amendment, as the same may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification amendments entered into pursuant to the applicable provisions thereof. Any reference to the term Loan Documents shall mean and include the Credit Agreement and the Packing Security Agreement as so amended or further amended, supplemented, restated or otherwise modified.

          SECTION 3. Defined Terms Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

          IN WITNESS WHEREOF, this Reaffirmation and Consent has been executed by a duly authorized officer and delivered as of the date first written above.

                                         SMITHFIELD FOODS, INC.




                                         By:_______________________________
                                             Name:
                                             Title: